                                                                 EXHIBIT (n) (i)

                               AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                              ING SERIES FUND, INC.

                                                                 CLASSES OF SHARES
                                                                 -----------------
                                               A          B          C         I       O         R
                                               --         --         --        --      --        --
ING Aeltus Money Market Fund                    X          X         X         X      N/A        N/A
ING Balanced Fund                               X          X         X         X       X         N/A
ING Bond Fund                                   X          X         X         X       X         N/A
ING Classic Principal Protection Fund I         X          X        N/A       N/A     N/A        N/A
ING Classic Principal Protection Fund II        X          X        N/A       N/A     N/A        N/A
ING Classic Principal Protection Fund III       X          X        N/A       N/A     N/A        N/A
ING Classic Principal Protection Fund IV        X          X        N/A       N/A     N/A        N/A
ING Equity Income Fund                          X          X         X         X      N/A        N/A
ING Global Science and Technology Fund          X          X         X         X       X         N/A
ING Government Fund                             X          X         X         X      N/A        N/A
ING Growth Fund                                 X          X         X         X      N/A        N/A
ING Index Plus LargeCap Fund                    X          X         X         X       X          X
ING Index Plus MidCap Fund                      X          X         X         X       X          X
ING Index Plus Protection Fund                  X          X        N/A       N/A     N/A        N/A
ING Index Plus SmallCap Fund                    X          X         X         X       X          X
ING International Growth Fund                   X          X         X         X       X         N/A
ING Small Company Fund                          X          X         X         X      N/A        N/A
ING Strategic Allocation Balanced Fund          X          X         X         X      N/A        N/A
ING Strategic Allocation Growth Fund            X          X         X         X      N/A        N/A
ING Strategic Allocation Income Fund            X          X         X         X      N/A        N/A
ING Value Opportunity Fund                      X          X         X         X      N/A        N/A